First Security Group, Inc. and Subsidiary
Consolidated Financial Highlights
(unaudited)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	Year-to-Date
	2014	2014	2014	2013	2013	September 30, 2014	September 30, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Earnings:
Net interest income	$8,487	$7,545	$6,925	$6,478	$6,165	$22,957	$16,893
Credit for loan and lease losses	$11	$(270)	$(972)	$(955)	$(1,632)	$(1,231)	$(1,780)
Non-interest income[1]	$2,805	$3,030	$2,635	$2,188	$2,292	$8,470	$6,497
Non-interest expense[1]	$10,222	$10,101	$10,445	$10,150	$11,197	$30,768	$37,614
Income tax provision (benefit)	$132	$131	$132	$119	$322	$395	$358
Dividends and accretion on preferred stock	$—	$—	$—	$—	$—	$—	$1,381
Effect of exchange on preferred stock to common stock	$—	$—	$—	$—	$—	$—	$26,179
Net income available (loss allocated) to common stockholders	$927	$613	$(45)	$(648)	$(1,430)	$1,495	$11,996

Per Share Data:
Net income available (loss allocated) to common stockholders, basic	$0.01	$0.01	$0.00	$(0.01)	$(0.02)	$0.02	$0.30
Net income available (loss allocated) to common stockholders, diluted	$0.01	$0.01	$0.00	$(0.01)	$(0.02)	$0.02	$0.30
Book value per common share	$1.32	$1.30	$1.27	$1.26	$1.25	$1.32	$1.25

Performance Ratios:
Return on average assets	0.36%	0.24%	(0.02)%	(0.26)%	(0.56)%	0.20%	1.52%
Return on average common equity	4.23%	2.86%	(0.21)%	(3.08)%	(7.21)%	2.32%	29.77%
Efficiency ratio	90.52%	95.52%	109.26%	117.12%	132.4%	97.90%	160.81%
Non-interest income to net interest income and non-interest income	24.84%	28.65%	27.56%	25.25%	27.1%	26.95%	27.78%

Capital:
Total equity to total assets	8.56%	8.55%	8.63%	8.56%	8.24%	8.56%	8.24%

Liquidity, Yields and Rates:
Interest-bearing cash - average balance	$8,436	$8,997	$13,653	$34,075	$68,964	$10,343	$137,291
Investment securities - average balance	230,297	247,459	272,563	330,094	329,385	249,952	291,698
Loans - average balance	702,271	673,175	604,298	550,749	529,406	660,274	544,136
Average Earning Assets	$941,004	$929,631	$890,514	$914,918	$927,755	$920,569	$973,125
Pure deposits[2] - average balance	$493,707	$455,407	$446,820	$452,495	$454,379	$465,483	$428,826
Core deposits[3] - average balance	654,893	622,636	624,365	640,177	653,044	634,076	646,062
Customer deposits[4] - average balance	783,996	757,704	773,336	801,827	829,926	771,717	842,066
Brokered deposits - average balance	85,369	84,021	70,204	84,143	90,323	79,920	125,299

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	Year-to-Date
	2014	2014	2014	2013	2013	September 30, 2014	September 30, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Total deposits - average balance	$869,365	$841,725	$843,540	$885,970	$920,249	$851,637	$967,365
Total loans to total deposits	75.85%	76.01%	71.85%	68.02%	58.76%	75.85%	58.76%
Yield on earning assets	4.14%	3.86%	3.85%	3.53%	3.57%	3.96%	3.32%
Rate on customer deposits (including impact of non-interest bearing DDAs)	0.37%	0.37%	0.41%	0.48%	0.56%	0.38%	0.63%
Cost of deposits	0.55%	0.59%	0.65%	0.74%	0.84%	0.60%	0.94%
Rate on interest-bearing funding	0.66%	0.68%	0.78%	0.73%	1.01%	0.70%	1.09%
Net interest margin, taxable equivalent	3.60%	3.30%	3.21%	2.89%	2.71%	3.38%	2.38%

Non-Interest Income:
Service Charges on Deposits	$778	$769	$741	$800	$798	$2,288	$2,298
POS Fees	436	439	401	420	401	1,276	1,171
BOLI	234	235	351	239	238	820	723
Mortgage Banking Income	462	279	180	208	420	921	927
Trust	233	235	200	188	193	668	527
Other	398	376	369	165	242	1,143	697
Net Gains on Sales of Loans	254	450	22	—	—	726	—
Net Gains on AFS sales	10	247	371	168	—	628	154
Total Non-Interest Income	$2,805	$3,030	$2,635	$2,188	$2,292	$8,470	$6,497

Non-Interest Expense:
Salaries and Benefits	$5,153	$5,225	$5,274	$5,503	$5,807	$15,652	$17,081
Occupancy	814	776	820	799	891	2,410	2,502
Furniture and Fixtures	565	520	557	544	656	1,642	1,799
Professional Fees	658	690	599	417	533	1,947	1,840
FDIC insurance assessments	336	336	311	150	150	983	2,150
Write-downs on OREO and repossessions	289	76	309	375	374	674	1,997
Losses (Gains) on OREO, repossessions and fixed assets, net	(113)	(15)	10	57	(116)	(118)	(417)
Non-performing asset expenses, net	204	184	221	450	488	609	3,506
Data processing	577	506	588	517	628	1,671	1,697
Communications	129	147	150	172	141	426	411
Debit card fees	244	232	258	181	207	734	625
Intangible asset amortization	49	49	48	57	67	146	213
Printing and supplies	144	150	207	121	213	501	528
Advertising	140	135	134	65	89	409	246
Insurance	295	303	325	251	523	923	1,873
Other	738	787	634	491	546	2,159	1,562
Total Non-Interest Expense	$10,222	$10,101	$10,445	$10,150	$11,197	$30,768	$37,613

Asset Quality:
Net charge-offs (recoveries)	$664	$(470)	$228	$(754)	$(32)	$422	$1,320
Net loan charge-offs (recoveries) to average loans, annualized	0.19%	(0.14)%	0.15%	(0.55)%	(0.02)%	0.09%	0.32%

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	Year-to-Date
	2014	2014	2014	2013	2013	September 30, 2014	September 30, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Non-accrual loans	$4,000	$4,891	$6,027	$7,203	$6,803	$4,000	$6,803
Other real estate owned and repossessed assets, net	$5,960	$7,725	$7,075	$8,213	$8,678	$5,960	$8,678
Loans 90 days past due	$1,951	$1,083	$854	$928	$509	$1,951	$509
Non-performing assets (NPA)	$11,911	$13,699	$13,956	$16,344	$15,990	$11,911	$15,990
NPA to total assets	1.16%	1.35%	1.42%	1.67%	1.58%	1.16%	1.58%
Non-performing loans (NPL)	$5,951	$5,974	$6,881	$8,131	$7,312	$5,951	$7,312
NPL to total loans	0.89%	0.91%	1.14%	1.39%	1.37%	0.89%	1.37%
Allowance for loan and lease losses to total loans	1.29%	1.43%	1.52%	1.80%	2.00%	1.29%	2.00%
Allowance for loan and lease losses to NPL	144.51%	157.35%	133.70%	129.14%	146.33%	144.51%	146.33%

Period End Balances:
Loans, excluding HFS	$666,728	$659,539	$604,859	$583,097	$534,627	$666,728	$534,627
Allowance for loan and lease losses	$8,600	$9,400	$9,200	$10,500	$10,700	$8,600	$10,700
Intangible assets	$184	$233	$282	$330	$388	$184	$388
Assets	$1,027,882	$1,012,685	$980,505	$977,574	$1,011,855	$1,027,882	$1,011,855
Total deposits	$879,029	$867,709	$841,832	$857,268	$909,848	$879,029	$909,848
Common stockholders' equity	$87,963	$86,566	$84,654	$83,649	$83,388	$87,963	$83,388
Total stockholders' equity	$87,963	$86,566	$84,654	$83,649	$83,388	$87,963	$83,388
Common stock market capitalization	$132,315	$144,594	$138,601	$153,187	$138,534	$132,315	$138,534
Full-time equivalent employees	264	264	275	285	313	264	313
Common shares outstanding	66,826	66,633	66,635	66,603	66,603	66,826	66,603

Average Balances:
Loans, including HFS	$702,271	$673,175	$604,298	$550,749	$529,406	$660,274	$544,136
Intangible assets	$217	$265	$313	$363	$405	$264	$501
Earning assets	$941,004	$929,631	$890,514	$914,918	$927,755	$920,569	$973,125
Assets	$1,017,631	$1,006,143	$967,624	$993,447	$1,016,919	$997,316	$1,055,611
Deposits	$869,365	$841,725	$843,540	$885,970	$920,249	$851,637	$967,365
Common stockholders' equity	$87,656	$85,613	$84,340	$84,125	$79,382	$85,882	$53,720
Total stockholders' equity	$87,656	$85,613	$84,340	$84,125	$79,382	$85,882	$65,659
Common shares outstanding, basic - wtd	65,869	65,731	65,726	66,603	62,600	65,776	40,020
Common shares outstanding, diluted - wtd	65,874	65,737	65,726	66,603	62,600	65,779	40,020

[1] Certain amounts were reclassified between non-interest income and non-interest expense to conform with the current presentation.
[2] Pure deposits are all transaction-based accounts, including non-interest bearing DDAs, interest bearing DDAs, money market accounts and savings accounts.
[3] Core deposits are Pure deposits plus customer certificates of deposits less than $100,000.
[4] Customer deposits are total deposits less brokered deposits.

First Security Group, Inc. and Subsidiary
Consolidated Financial Highlights
Non-GAAP Reconciliation Table
(unaudited)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	Year-to-Date
	2014	2014	2014	2013	2013	September 30, 2014	September 30, 2013
	(in thousands, except per share data)

Total stockholders' equity	$87,963	$86,566	$84,654	$83,649	$83,388	$87,963	$83,388
Effect of preferred stock	—	—	—	—	—	—	—
Common stockholders' equity	$87,963	$86,566	$84,654	$83,649	$83,388	$87,963	$83,388

Average total stockholders' equity	$87,657	$85,613	$84,340	$84,125	$79,382	$85,882	$65,659
Effect of average preferred stock	—	—	—	—	—	—	(11,939)
Average common stockholders' equity	$87,657	$85,613	$84,340	$84,125	$79,382	$85,882	$53,720